                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                   May 5, 2000

 -------------------------------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                        Envision Development Corporation

 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Florida                        001-15311                     65-0981457
  --------------                 ---------------              ------------------
     State of                    Commission File                IRS Employer
  Incorporation                       Number                 Identification No.

                100 Nickerson Road, Marlboro, Massachusetts 01752
 -------------------------------------------------------------------------------
                     Address of principal executive offices

                                 (508) 480-3000
        ----------------------------------------------------------------
               Registrant's telephone number, including area code

               4 Mount Royal Avenue, Marlboro, Massachusetts 01752
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets.

On May 22, 2000, Envision Development Corporation ("Envision") filed a Current Report on Form 8-K (the "Envision Initial Report") describing the acquisition of certain assets and the assumption of certain liabilities of LiQ, Inc. ("LiQ"). This Current Report on Form 8-K/A amends the Envision Initial Report by including with this Form 8-K/A the financial statements and pro forma financial information prescribed by Item 7 of Form 8-K. In accordance with Item 7(a)(4) and Item 7(b)(2) of Form 8-K, such financial statements and pro forma financial information are filed by amendment to the Envision Initial Report no later than 75 days from May 5, 2000.

Item 7.     Financial Statements and Pro Forma Financial Information.

(a) Financial Statements of LiQ, Inc.

Independent Auditors' Report

Balance Sheet as of January 31, 2000

Statement of Operations for the period from February 4, 1999 (inception) to January 31, 2000

Statement of Changes in Stockholders' Deficiency for the period from February 4, 1999 (inception) to January 31, 2000

Statement of Cash Flows for the period from February 4, 1999 (inception) to January 31, 2000

Notes to Financial Statements

(b) Pro Forma Financial Information

Pro Forma Combined Balance Sheet as of January 29, 2000 (Unaudited)

Pro Forma Combined Statement of Operations for the Fiscal Year Ended January 29, 2000 (Unaudited)

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 19th day of July, 2000.

ENVISION DEVELOPMENT CORPORATION

            By: /s/ WILLIAM J. PATCH
            ---------------------------------------
            William J. Patch
            Chairman and Chief Executive Officer

                                    LiQ, INC.

                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

      For the Period February 4, 1999 (Inception) Through January 31, 2000

                                                                       LiQ, INC.
                                                   (A Development Stage Company)

                                    CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----

INDEPENDENT AUDITORS' REPORT                                                  1

FINANCIAL STATEMENTS

  Balance Sheet                                                               2
  Statement of Operations                                                     3
  Statement of Changes in Stockholders' Deficiency                            4
  Statement of Cash Flows                                                     5


NOTES TO FINANCIAL STATEMENTS                                               6-9

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
LiQ, Inc.

We have audited the accompanying balance sheet of LiQ, Inc. (a Development Stage Company) as of January 31, 2000, and the related statements of operations, changes in stockholders' deficiency and cash flows for the period from February 4, 1999 (inception) through January 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LiQ, Inc. as of January 31, 2000, and the results of its operations and its cash flows for the period February 4, 1999 (inception) through January 31, 2000 in conformity with generally accepted accounting principles.

                                            /s/ Marcum & Kliegman LLP
                                            -------------------------

March 22, 2000

                                                                       LiQ, INC.
                                                   (A Development Stage Company)


                                  BALANCE SHEET

                                JANUARY 31, 2000
--------------------------------------------------------------------------------

                                     ASSETS
                                     ------
CURRENT ASSETS
 Cash                                                                                                   $  15,713

PROPERTY AND EQUIPMENT, Net                                                                                34,562

OTHER ASSETS
 Security deposit                                                                                         123,498
                                                                                                        ---------

           TOTAL ASSETS                                                                                 $ 173,773
                                                                                                        =========

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
                    ----------------------------------------

CURRENT LIABILITIES
 Accounts payable and accrued expenses                                                                  $  62,926

OTHER LIABILITIES
 Advances from stockholders                                                           $ 235,300
 Note payable, related party                                                            101,111
                                                                                      ---------

TOTAL OTHER LIABILITIES                                                                                   336,411
                                                                                                        ---------

TOTAL LIABILITIES                                                                                         399,337

COMMITMENTS

STOCKHOLDERS' DEFICIENCY
  Common stock, $.0001 par value, 10,000,000 shares
   authorized 3,300,550 issued and outstanding                                              330
  Additional paid-in capital                                                            899,420
  Accumulated deficit during development                                             (1,125,314)
                                                                                     ----------

           TOTAL STOCKHOLDERS' DEFICIENCY                                                                (225,564)
                                                                                                       ----------

TOTAL LIABILITIES AND STOCKHOLDERS'                                                                  $    173,773
                                                                                                     ============
  DEFICIENCY


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                       LiQ, INC.
                                                   (A Development Stage Company)

                             STATEMENT OF OPERATIONS

      For the Period February 4, 1999 (Inception) through January 31, 2000
--------------------------------------------------------------------------------

 OPERATING REVENUE                                             $        --
 -----------------


 OPERATING EXPENSES

  Website development costs                      $    103,014
  General and administrative expenses               1,021,920
                                                 ------------


        TOTAL OPERATING EXPENSE                                       1,124,934
                                                                    ------------

           NET LOSS BEFORE INCOME TAXES                              (1,124,934)

 INCOME TAXES                                                               380
                                                                    ------------

            NET LOSS                                                $(1,125,314)
                                                                    ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                       LiQ, INC.

                                                   (A Development Stage Company)

                STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY

      For the Period February 4, 1999 (Inception) through January 31, 2000
--------------------------------------------------------------------------------

                                               Common Stock                           Deficit
                                         --------------------------                 Accumulated
                                                         Amount      Additional      During the
                                                        Par Value     Paid-In       Development
                                             Shares      $0.0001      Capital          Stage           Total
                                         ----------------------------------------------------------------------
BALANCE-February 4, 1999
(Inception)                                  --        $       --     $       --     $      --      $       --


Issuance of shares                         3,300,550           330        899,420           --          899,750

Net loss                                                                             (1,125,314)    (1,125,314)
                                         -----------   -----------    -----------    -----------    -----------

BALANCE - January 31, 2000                 3,300,550   $       330    $   899,420    $(1,125,314)   $  (225,564)
                                         ===========   ===========    ===========    ===========    ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                       LiQ, INC.
                                                   (A Development Stage Company)

                             STATEMENT OF CASH FLOWS

      FOR THE PERIOD FEBRUARY 4, 1999 (INCEPTION) THROUGH JANUARY 31, 2000
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                                                              $(1,125,314)
  Adjustments to reconcile net loss to net cash used in
   operating activities:

  Stock compensation                                                              $    189,750
  Depreciation                                                                           7,918
  Increase in security deposit                                                        (123,498)
  Increase in accounts payable and accrued expenses                                     62,926
                                                                                  ------------

           TOTAL ADJUSTMENTS                                                                                137,096
                                                                                                       ------------

NET CASH USED IN OPERATING ACTIVITIES                                                                      (988,218)

CASH FLOWS FROM INVESTING ACTIVITIES

  Purchases of property and equipment                                                                       (42,480)
                                                                                                       ------------

         NET CASH USED IN INVESTING ACTIVITIES                                                              (42,480)

CASH FLOWS FROM FINANCING ACTIVITIES

 Proceeds from issuance of common stock                                                710,000
 Increase in advances to stockholders                                                  235,300
 Increase in note payable, related party                                               101,111
                                                                                  ------------

         NET CASH PROVIDED BY FINANCING ACTIVITIES                                                        1,046,411
                                                                                                        -----------

         NET INCREASE IN CASH                                                                                15,713

CASH - Beginning                                                                                                 --
                                                                                                       ------------

CASH - Ending                                                                                          $     15,713
                                                                                                       ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       NATURE OF BUSINESS

       LiQ, Inc. (the "Company"), was incorporated on February 4, 1999 in the State of Delaware. The Company was established to be an internet portal for social shopping in where two or more people can be engaged in discussions of the purchasing of products. The Company has not commenced operations and is considered a development stage company in accordance with Statement of Financial Accounting Standards ("SFAS") No. 7.

       PROPERTY AND EQUIPMENT AND DEPRECIATION

       Property and equipment is stated at cost. Maintenance and repairs are charged to expense as incurred; costs of major additions and betterments are capitalized. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is reflected in income. Depreciation is provided for using the straight line and accelerated methods over the estimated useful lives of the related assets.

       INCOME TAXES

       The provision for income taxes is based on income recognized for financial statement purposes and includes the effects of temporary differences between such income and that recognized for tax return purposes.

       ADVERTISING COSTS AND WEBSITE DEVELOPMENT COSTS

       Advertising costs and website development costs of $25,238 and $103,014, respectively, are expensed as incurred during the period February 4, 1999 (inception) through January 31, 2000.

       USE OF ESTIMATES IN THE FINANCIAL STATEMENTS

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PROPERTY AND EQUIPMENT

       Property and equipment at January 31, 2000 consists of the following:

       Furniture and fixtures                                                                            $10,111
       Computer equipment                                                                                 26,022
       Telecommunications equipment                                                                        6,347
                                                                                                         -------
                                                                                                          42,480

       Less:  accumulated depreciation                                                                    (7,918)
                                                                                                         -------

          Property and Equipment, net                                                                    $34,562
                                                                                                         =======

       Depreciation expense for the period February 4, 1999 (inception) through January 31, 2000 was $7,918.

NOTE 4 - INCOME TAXES

       The provision for income taxes for the period February 4, 1999 (inception) through January 31, 2000 consists of the following:

       Federal                                                 $  --
       State and City                                            380
                                                               -----

             Total                                             $ 380
                                                               =====

       The Company recognizes deferred tax assets for the future tax effect of net operating loss carry forwards. A valuation allowance is required if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Management concluded a valuation allowance was appropriate at January 31, 2000 due to operating losses incurred. The need for the valuation allowance is evaluated periodically by management.

       The components of deferred tax assets at January 31, 2000 are as follows:

       Net operating loss                                           $ 461,000
       Accumulated depreciation                                        (3,000)
                                                                    ---------

                                                                      458,000

      Less:  valuation allowance                                     (458,000)

            Deferred Tax Asset, Net of Valuation Allowance          $      --
                                                                    =========

       An operating loss carry forward, which may provide future tax benefits, approximates $1,125,000 at January 31, 2000. This operating loss carry forward expires in 2020.

NOTE 5 - COMMITMENTS

       LEASE ARRANGEMENT

       During November 1999, the Company entered into a noncancellable operating lease for office space expiring on November 30, 2004. As part of the lease agreement, the Company paid a security deposit in the amount of $123,497 which is equal to the rent expense for the last year of the lease. The total rent expense for the period February 4 through January 31, 2000 was $80,948.

       During September 1999, the Company entered into a noncancellable operating lease for a web server expiring in September of 2001. Total equipment lease expense for the period February 4 through January 31, 2000 was $15,860.

       The minimum commitments for the remainder of the leases is as follows:

                                     For the Year
                                  Ending January 31,                 Amount
                                  ------------------                --------
                                         2001                       $131,300
                                         2002                        126,425
                                         2003                        117,000
                                         2004                        120,000
                                         2005                        103,000
                                                                    --------

                                            Total                   $597,725
                                                                    ========

NOTE 6 - NOTE PAYABLE, RELATED PARTY

       The Company was loaned money from a related party. This loan is non-interest bearing and has no definitive repayment terms. The related party has agreed not to demand payment until subsequent to February 1, 2001.

NOTE 7 - ADVANCES FROM SHAREHOLDERS

       The Company was advanced monies from stockholders to be used in paying various expenses incurred in the beginning stages of operation. The shareholder has agreed not to demand payment until subsequent to February 1, 2001.

NOTE 8 - SUBSEQUENT EVENTS

       INCENTIVE STOCK OPTION PLAN

       During February 2000, the Company adopted a stock option plan, an aggregate of 3,000,000 shares of common stock are authorized for issuance under the plan. The plan provides that options may be granted to attract and retain key employees and certain outside consultants of the Company. Options granted under the plan are exercisable for a period of ten years. In addition, the option price will be determined by a committee (as defined in the agreement) and set forth in an agreement pursuant to which each option is granted, however the option price for each incentive stock option will not be less than 100% of market value of the common stock on the grant date.

                        ENVISION DEVELOPMENT CORPORATION
                       (SUCCESSOR TO PERFUMANIA.COM, INC.)

                           FORWARD LOOKING STATEMENTS

This Report on Form 8-K contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control, that may cause the actual results, performance or achievements of Envision Development Corporation or its industry to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are based on our current expectations and are subject to a number of risks, uncertainties and assumptions relating to our operations, financial condition and results of operations, including, among others, rapid technological and regulatory changes in the industries we serve, the financial resources of our customers, our numerous competitors and the few barriers to entry for potential competitors, our uncertain revenue growth, our ability to attract and retain qualified personnel, our ability to expand our infrastructure and manage our growth, and our ability to identify, finance and integrate acquisitions, among others. If any of these risks or uncertainties materialize, or if any of the underlying assumptions prove incorrect, actual results may differ significantly from results expressed or implied in any forward-looking statements made by us. These and other risks are detailed in the Annual Report on Form 10-K as of and for the year ending January 29, 2000 and in other documents filed by us with the Securities and Exchange Commission. Envision undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

                         PRO FORMA FINANCIAL INFORMATION
                                   (Unaudited)

On May 5, 2000, the Board of Directors of Envision Development Corporation ("Envision" or the "Company") approved an Agreement and Plan of Merger ("Agreement") with LiQ Inc. ("LiQ"), a Delaware corporation. Envision issued 640,000 shares of its common stock in exchange for all of the issued and outstanding shares of LiQ. The transaction will be accounted for as a purchase. LiQ integrates voice-enabled communications via VoIP, document sharing, and co-browsing over the Internet or corporate intranets. The LiQ IsoSpace platform enables live, Web-based communications, transactions, and real-time knowledge exchange.

The total purchase price is valued at approximately $36,800,000, consisting of 640,000 shares of Envision common stock. The shares issued by the Company in connection with the LiQ acquisition are not registered under the Securities Act of 1933 and are subject to restrictions on transferability for a period of 12 months from the date of issuance. The value of Envision's shares included in the purchase price was calculated net of an estimated 15% market value discount to reflect the restrictions on the transferability. The market value was calculated using the average of the closing price of the previous ten trading days of Envision common stock prior to consummation of the transaction. The number of shares of Envision common stock given in exchange for such shares of LiQ capital stock was determined by negotiations among the parties to the Agreement.

The following presents the pro forma financial information (unaudited) of Envision as of and for the fiscal year ended January 29, 2000 as if the acquisition of LiQ was consummated at the beginning of the fiscal period for income statement purposes and at the end of the fiscal period for balance sheet purposes. The historical financial information for LiQ is derived from the historical financial statements of LiQ as of and for the period from February 4, 1999 (inception) to January 31, 2000 and is intended only for presentation of the Company's pro forma financial information. The pro forma financial information is provided for informational purposes only and should not be construed to be indicative of the Company's results of operations had the acquisition been consummated on the dates assumed and does not project the Company's results of operations for any future period. The pro forma adjustments are described below.


                                   PRO FORMA COMBINED BALANCE SHEET AS OF JANUARY 29, 2000
                                                         (UNAUDITED)

                                       Envision
                                    Historical As                           Pro Forma               Pro Forma
                                     Adjusted (7)         LiQ (1)          Adjustments               Results
                                    ---------------    ---------------    ----------------       ----------------

              ASSETS

Current assets:
Cash                                    $9,208,501            $15,713                                 $9,224,214
                                    ---------------    ---------------    ----------------       ----------------
Total current assets                     9,208,501             15,713                                  9,224,214
Net assets from discontinued
  operations                               832,208                 --                                    832,208
Property and equipment, net                     --             34,562                                     34,562
Other assets                                    --            123,498                                    123,498
Intangible assets, net                          --                 --          37,044,191   (2)       37,044,191
                                    ---------------    ---------------    ----------------       ----------------

Total assets                           $10,040,709           $173,773         $37,044,191            $47,258,673
                                    ===============    ===============    ================       ================

   LIABILITIES AND
 SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued              $322,900            $62,926         $        --               $385,826
expenses                            ---------------    ---------------    ----------------       ----------------
Total current liabilities                  322,900             62,926                                    385,826

Advances for stockholders                       --            235,300                                    235,300
Note payable, related party                     --            101,111                                    101,111
                                    ---------------    ---------------    ----------------       ----------------
                                           322,900            399,337                                    722,237
                                    ---------------    ---------------    ----------------       ----------------

Shareholders' equity
(deficit):
Common stock                                75,000                330               (330)   (3)           81,400
                                                                                    6,400   (3)
Additional paid in capital              15,194,771            899,420           (899,420)   (3)       52,006,998
                                                                               36,812,227   (3)
Accumulated deficit                    (5,551,962)        (1,125,314)           1,125,314   (3)       (5,551,962)
                                    ---------------    ---------------    ----------------       ----------------
Total shareholders' equity               9,717,809          (225,564)          37,044,191             46,536,436
                                    ---------------    ---------------    ----------------       ----------------

Total liabilities and                  $10,040,709           $173,773         $37,044,191            $47,258,673
shareholders' equity                ===============    ===============    ================       ================


      PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR THE FISCAL YEAR ENDED
                                JANUARY 29, 2000
                                   (UNAUDITED)

                                                     Envision
                                                  Historical As                           Pro Forma               Pro Forma
                                                   Adjusted (7)         LiQ (1)          Adjustments               Results
                                                  ---------------    ---------------    ----------------       --------------
Operating expenses:

General and administrative expense                $ (1,143,177)       $ (1,021,920)       $       --             $ (2,165,097)
Website development costs                                   --            (103,014)                                  (103,014)
Amortization of intangibles                                 --                  --         (12,348,064)(5)        (12,348,064)
                                                  ------------        ------------        ------------           ------------
Loss from continuing operations
before interest                                     (1,143,177)         (1,124,934)        (12,348,064)           (14,616,175)
Interest income                                        180,886                  --                                    180,886
Interest expense to affiliate                         (176,238)                 --                                   (176,238)
Income tax expense                                          --                (380)                                      (380)
                                                  ------------        ------------        ------------           ------------

Loss from continuing operations                   $ (1,138,529)        $ (1,125,314)      $(12,348,064)          $(14,611,907)
                                                  ============         ============       ============           ============

Basic and diluted loss per
common share:
Loss from continuing operations                   $      (0.19)                                                  $      (2.25)
                                                  ============                                                   ============
Weighted average number of common
shares outstanding used in basic
and diluted calculation                              5,844,780                  --             640,000  (6)         6,484,780
                                                  ============         ============       ============           ============


Notes to Pro Forma Combined Financial Statements:

The acquisition of LiQ has been accounted for using the purchase method of accounting, and, accordingly, the purchase price of the LiQ acquisition was allocated to the assets acquired and liabilities assumed based on their estimated fair values at the acquisition date.

The purchase price for the above acquisitions was allocated as follows:

         Fair value of net assets acquired (net liabilities assumed):

         Property and equipment, net                             $  34,562
         Other assets                                              123,498
                                                                 ---------

              Total assets acquired                                158,060

         Accounts payable and accrued expenses                     (62,926)
         Other liabilities                                        (336,411)
                                                                 ---------
              Total liabilities assumed                           (399,337)
                                                                 ---------
              Net non-cash liabilities assumed                    (241,277)
              Cash acquired                                         15,713
                                                                 ---------
              Net liabilities assumed                            $(225,564)
                                                                 =========
The following is a reconciliation of the purchase price to the excess of the estimated fair value of net assets acquired allocated to intangible assets:

         Purchase price                                          $36,818,627
         Net liabilities assumed                                     225,564
                                                                 -----------

         Amount allocated to intangible assets                   $37,044,191
                                                                 ===========

In connection with the acquisition of LiQ, approximately $37,000,000 was assigned to intangible assets. The amount assigned to intangible assets is preliminary and is subject to adjustment upon finalization of the purchase accounting. The finalization of the purchase accounting for LiQ may result in a significant portion of the aggregate purchase price being identified as in-process research and development, which will be charged to operations during fiscal year 2001 when the amounts are determined. Various factors are being considered in determining the amount of the purchase price to be allocated to in-process research and development, such as estimating the stage of development of each in-process research and development project at the date of acquisition, estimating cash flows resulting from the expected revenues generated from such projects and discounting the net cash flows, in addition to other assumptions. The estimate of the cash flows resulting from the expected revenues generated from the projects is dependent upon a number of risk factors and uncertainties, including the rate of market acceptance of the projects, rapid technological changes, the financial resources of our customers and the low barriers to entry for potential competitors, some of which have access to greater resources than the Company. The remaining identified intangibles, including the value of purchased technology and other intangibles, will be amortized on a straight-line basis over a period of three years. These intangible assets are subject to review of recoverability based on various factors including Envision's ability to generate future revenues sufficient to warrant the intangible amounts capitalized.

(1) To add the assets and liabilities of LiQ as of January 31, 2000

(2) To add goodwill, net of amortization expense, for the fiscal year ended January 29, 2000

(3) To eliminate LiQ common stock, additional paid-in-capital and retained earnings and record the 640,000 shares of Envision common stock issued in the acquisition

(4) To add the expenses of LiQ for the period from February 4, 1999 (inception) to January 31, 2000

 (5) To add pro forma amortization expense for the fiscal year ended January 29, 2000

(6) To adjust the weighted average number of shares outstanding for the consideration of 640,000 shares of Envision common stock

(7) On May 10, 2000, Envision sold its wholly-owned subsidiary, perfumania.com, inc. ("perfumania.com") to E Com Ventures, formerly known as Perfumania, Inc., pursuant to the terms of a Stock Purchase Agreement, dated April 29, 2000, among Envision, ZERO.NET, Inc. ("ZERO.NET") and E Com Ventures. ZERO.NET is a significant shareholder of Envision. Envision exchanged all of the common stock of perfumania.com for 400,000 shares of common stock of Envision held by E Com Ventures. The sales price was determined by negotiation between the parties. The transaction requires approval by Envision's shareholders. Management expects to recognize a gain on the disposal of the discontinued operation. The disposition of perfumania.com is accounted for as a discontinued operation, and accordingly, amounts in the accompanying pro forma financial statements have been restated to reflect discontinued operations accounting.

The following pro forma financial information illustrates the historical presentation of Envision as presented in the Annual Report on Form 10-K as of and for the year ending January 29, 2000 filed by us with the Securities and Exchange Commission with discontinued operations accounting for the disposition of perfumania.com. The Envision Historical As Adjusted column is used in the presentation of the pro forma financial information for the LiQ acquisition as management believes this is indicative of the continuing impact of the transaction. The pro forma financial information is provided for informational purposes only and should not be construed to be indicative of the Company's results of operations had the acquisition or disposition been consummated on the dates assumed and does not project the Company's results of operations for any future period. The pro forma adjustments are described below.

                 PRO FORMA BALANCE SHEET AS OF JANUARY 29, 2000
                                   (UNAUDITED)

                                                                                           Envision
                                            Envision                                     Historical As
                                           Historical           perfumania.com             Adjusted
                                       -------------------    ----------------------    ----------------
               ASSETS
Current assets:
Cash                                         $  9,208,501                $       --         $ 9,208,501
Accounts receivable                                38,937                  (38,937)                  --
Inventory                                       1,651,327               (1,651,327)                  --
Prepaid expenses                                  102,357                 (102,357)                  --
                                       -------------------    ----------------------    ----------------
Total current assets                           11,001,122               (1,792,621)           9,208,501
Net assets of discontinued operations                  --                   832,208             832,208

Property and equipment, net                       236,375                 (236,375)                  --
                                       -------------------    ----------------------    ----------------

Total assets                                 $ 11,237,497           $   (1,196,788)        $ 10,040,709
                                       ===================    ======================    ================

    LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Amounts due to affiliate                      $   255,201             $   (255,201)             $    --
Accounts payable and accrued expenses           1,264,487                 (941,587)             322,900
                                       -------------------    ----------------------    ----------------
Total current liabilities                       1,519,688               (1,196,788)             322,900
                                       -------------------    ----------------------    ----------------

Shareholders' equity (deficit):
Common stock                                       75,000                        --              75,000
Additional paid in capital                     15,194,771                        --          15,194,771
Accumulated deficit                           (5,551,962)                        --         (5,551,962)
                                       -------------------    ----------------------    ----------------
Total shareholders' equity                      9,717,809                        --           9,717,809
                                       -------------------    ----------------------    ----------------

Total liabilities and shareholders'
equity                                       $ 11,237,497           $   (1,196,788)        $ 10,040,709
                                       ===================    ======================    ================

           PRO FORMA STATEMENT OF OPERATIONS FOR THE FISCAL YEAR ENDED
                                JANUARY 29, 2000
                                  (UNAUDITED)

                                                                                         Envision
                                                 Envision           perfumania.        Historical As
                                                Historical              com              Adjusted
                                              ----------------    ----------------    ----------------
Net sales                                         $ 2,290,149        $(2,290,149)        $        --
Cost of goods sold                                  1,832,094         (1,832,094)                 --
                                                  -----------        -----------         -----------

Gross profit                                          458,055           (458,055)                 --
                                                  -----------        -----------         -----------

Operating expenses:
General and administrative expense                  3,234,910         (2,091,733)          1,143,177
Sales and marketing expense                         1,548,742         (1,548,742)                 --
Web site development expense                          196,673           (196,673)                 --
Consulting fees                                       277,190           (277,190)                 --
Management fees to affiliate                          433,655           (433,655)                 --
                                                  -----------        -----------         -----------

Total operating expenses                            5,691,170         (4,547,993)          1,126,286
                                                  -----------        -----------         -----------

Loss from continuing operations before
  interest                                         (5,233,115)         4,089,938          (1,143,177)
Interest income                                       180,886                 --             180,886
Interest expense to affiliate                        (176,238)                --            (176,238)
                                                  -----------        -----------         -----------
Loss from continuing operations                   $(5,228,467)       $ 4,089,938         $(1,138,529)
                                                  ===========        ===========         ===========
